VANGUARD OHIO TAX-FREE FUNDS

CIK No. 0000862341
File No. 811-6083



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.